UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re:	Large Scale Biology (Vacaville)	Case No.	06-20046-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Oct-06	PETITION DATE:	01/09/06

1.             Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here  ____  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$18,557,015	$18,641,790
b. Total Assets	$20,939,179	$21,158,051	$26,046,595
c. Current Liabilities	$881,356	$885,347
d. Total Liabilities	$9,042,266	$9,011,952	$13,019,072

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$117,202	$51,766	$2,965,079
b. Total Disbursements	$178,450	$191,265	$2,829,324
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(61,249)	$(139,498)	$135,755
d. Cash Balance Beginning of Month	$432,773	$572,271	$23,236
e. Cash Balance End of Month (c + d)	$370,822	$432,773	$370,822

	Current Month	Prior Month	Cumulative Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(687,075)	$(338,550)	$(1,355,817)
5. Account Receivables (Pre and Post Petition)	$56,677	$54,686
6. Post-Petition Liabilities	$881,356	$885,347
7. Past Due Post-Petition Account Payables (over 30 days)	$134,196	$139,509

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X
______________________________________________________________________________
15. Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒ .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	10/31/06

Current Month

Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$2,861
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales		$2,861	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit		$2,861	$0
$928	$950	$(22)	6	Interest		$7,944	$950
$71,284	45,000	$26,284	7	Other Income:	Grants	$691,262	$45,000
$25,000		$25,000	8	Other Receipts		$37,232
$3,333	$3,333	$0	9	License Fee		$64,997	$3,333

$100,545	$49,283	$51,262	10	Total Revenues		$804,296	$49,283

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
$18,176	$18,000	$(176)	12	Salaries		$165,642	$18,000
		$0	13	Commissions
$52,119	$56,000	$3,881	14	Contract Labor		$530,419	$56,000
		$0	15	Rent/Lease: Personal Property
$27,962	$20,000	$(7,962)	16	Real Property		$472,761	$19,300
		$0	17	Insurance		$210,138
		$0	18	Management Fees
$2,855	$18,000	$15,145	19	Depreciation		$305,108	$10,000
		$0	20	Taxes: Employer Payroll Taxes		$1,719
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
$55,058	$75,000	$19,942	24	Other Administrative		$343,101	$65,000
$28,150	$25,000	$(3,150)	25	Interest		$498,208	$25,000
		$0	26	Other Expenses:
$1,724	$3,000	$1,276	27	Employee Benefits		$14,860	$3,000
		$0	28	Supplies
	$0	$0	29	Moving & Relocation
$34,115	$80,000	$45,885	30	Legal/Patent Expenses		$681,390	$41,000
$8,333	44,000	$35,667	31	License Fee		$398,350	$10,000
$520,379		$(520,379)	32	Impairment of Assets		$520,379
		$0	33
		$0	34

$748,872	$339,000	$(409,872)	35	Total Expenses		$4,142,076	$247,300

$(648,327)	$(289,717)	$(358,610)	36	Subtotal		$(3,337,780)	$(198,017)

				Reorganization Items:
		$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
$(34,998)		$(34,998)	40	Gain or (Loss) from Sale of Equipment		$1,989,463
$3,750		$(3,750)	41	U.S. Trustee Quarterly Fees		$7,500
		$0	42

$(38,748)	$0	$(38,748)	43	Total Reorganization Items		$1,981,963	$0

$(687,075)	$(289,717)	$(397,358)	44	Net Profit (Loss) Before Federal & State Taxes		$(1,355,817)	$(198,017)
		$0	45	Federal & State Income Taxes

$(687,075)	$(289,717)	$(397,358)	46	Net Profit (Loss)		$(1,355,817)	$(198,017)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	10/31/06

	Assets
				From Schedules	Market Value
	Current Assets

1		Cash and cash equivalents - unrestricted			$370,822
2		Cash and cash equivalents - restricted
3		Accounts receivable (net)		A	$56,677
4		Inventory		B	$0
5		Prepaid expenses			$18,966
6		Professional retainers
7		Other:	Intercompany		$18,110,550
8

9		Total Current Assets			$18,557,015

	Property and Equipment (Market Value)

10		Real property		C	$0
11		Machinery and equipment		D	$50,500
12		Furniture and fixtures		D	$0
13		Office equipment		D	$5,965
14		Leasehold improvements		D	$913
15		Vehicles		D	$0
16		Other:		D
17				D
18				D
19				D
20				D

21		Total Property and Equipment			$57,378

	Other Assets

22		Loans to shareholders
23		Loans to affiliates
24		Other Assets			$1,162,709
25		Intangible Assets			$1,162,077
26
27
28		Total Other Assets			$2,324,786
29		Total Assets			$20,939,179
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$159,108
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42
43	Other: Deferred rent, accrued stock comp, accrued expenses		$722,248

44	Total Current Liabilities		$881,356

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$881,356

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$3,660,845
48	Priority unsecured claims	F	$509,597
49	General unsecured claims	F	$3,990,468

50	Total Pre-Petition Liabilities		$8,160,910

51	Total Liabilities		$9,042,266

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(191,626,585)
53	Capital Stock		$204,874,373
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(1,355,817)
56	Post-petition contributions/(distributions) or (draws)
57	Shareholders notes receivable		$(2,429)
58	Market value adjustment		$7,370

59	Total Equity (Deficit)		$11,896,913

60	Total Liabilities and Equity (Deficit)		$20,939,179

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$56,677	$24,912
31-60 Days		$4,232
61-90 Days		$41,958	$134,196
91+ Days		$88,005
Total accounts receivable/payable	$56,677	$159,108
Allowance for doubtful accounts
Accounts receivable (net)	$56,677

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost		Market Value
Machinery & Equipment -
Lab Equipment		$6,308,834		$50,500
Facility Equipment		$214,437		$0

Total		$6,523,271		$50,500

Furniture & Fixtures -

Total		$0		$0

Office Equipment -
Computers, Printers, Desks		$613,019		$5,965

Total		$613,019		$5,965

Leasehold Improvements -
Vacaville		$1,995,894		$913
	$		$

Total		$1,995,894		$913

Vehicles -

Total		$0		$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$934				$934
FICA - Employee	$589				$589
FICA - Employer	$589				$589
Unemployment (FUTA)	$0				$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$2,111	$0	$0	$0	$2,111
State and Local
Income Tax Withholding	$325				$325
Unemployment (UT)	$0				$0
Disability Insurance (DI)	$62				$62
Empl. Training Tax (ETT)	0				$0
Sales	$2				$2
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$389	$0	$0	$0	$389
Total Taxes	$2,500	$0	$0	$0	$2,500

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$3,660,845	$3,660,845
Priority claims other than taxes	$509,597	$509,597
Priority tax claims	$0	$0
General unsecured claims	$3,990,468	$3,990,468

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	10/31/06

		Actual Current Month		Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected			$67,123
2	Cash Received from Sales of assets	$		$408,200
3	Interest Received		$928	$7,944
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Licenses		$27,500	$72,744
8	Government Grants		$72,626	$723,358
9	Cobra Payment			$3,961
10	Shareholder Notes Receivable			$1,435
	Sale of Kentucky Assets			$1,649,920
11	Vendor Refund		$16,148	$30,394

12	Total Cash Receipts		$117,202	$2,965,079

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative		$158,458	$1,672,739
16	Capital Expenditures			$33,104
17	Principal Payments on Debt			$550,000
18	Interest Paid			$2,500
	Rent/Lease:
19	Personal Property
20	Real Property	$		$241,314
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)		$11,568	$99,479
27	Management Fees
	Taxes:
28	Employee Withholding		$3,818	$40,026
29	Employer Payroll Taxes		$1,776	$14,882
30	Real Property Taxes
31	Other Taxes		$23	$330
32	Other Cash Outflows:
33	Employee Benefits		$2,088	$32,547
34	Insurance			$37,654
35	Agility Capital seizure of account			$3,500
36	Patent Annuity			$101,250
37

38	Total Cash Disbursements:		$178,450	$2,829,324

39	Net Increase (Decrease) in Cash		$(61,249)	$135,755

	Transfer In Cash from Subsidiary (Large Scale Biology & Predictive Diagnostics)		$(702)	$211,832

40	Cash Balance, Beginning of Period		$432,773	$23,236

41	Cash Balance, End of Period		$370,822	$370,822

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	01/31/06

	Cash Flows From Operating Activities	Actual Current Month	Cumulative (Case to Date)
1	Cash Received from Sales
2	Rent/Leases Collected
3	Interest Received
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses
6	Cash Paid for Administrative Expenses
Cash Paid for Rents/Leases:
7	Personal Property
8	Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries
12	Draws
13	Commissions/Royalties
14	Expense Reimbursements
15	Other
Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax
17	Employee Withholdings
18	Real Property Taxes
19	Other Taxes
20	Cash Paid for General Expenses
21
22
23
24
25
26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case
30	U.S. Trustee Quarterly Fees
31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures
35	Proceeds from Sales of Capital Goods due to Chp 11 Case
36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0